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                                                                   Exhibit 10.44
                                                                  Execution Copy



                             BOND PURCHASE AGREEMENT

                                   $28,200,000
                DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

         $25,000,000                                   $3,200,000
Water Facilities Revenue Bonds          Water Facilities Revenue Refunding Bonds
 (Pennsylvania Suburban Water                 (Pennsylvania Suburban Water
       Company Project)                             Company Project)
       Series A of 2002                             Series B of 2002


         Bond Purchase Agreement dated December 19, 2002, among the DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the "Authority"), PENNSYLVANIA SUBURBAN WATER COMPANY, a Pennsylvania corporation (the "Company"), and THE GMS GROUP, L.L.C., a Pennsylvania limited liability company, as representative (the "Representative") for itself, First American Municipals Inc. and Janney Montgomery Scott LLC (collectively, the "Underwriters").

         1. Background.

                  (a) The Authority proposes to enter into a Financing Agreement (the "Financing Agreement") dated as of December 15, 2002 with the Company, under which the Authority will agree to loan to the Company funds to (i) finance the cleaning, re-lining and related improvement of pipelines and related equipment and facilities located in the Counties of Delaware, Montgomery and Bucks in Pennsylvania (the "2002A Facilities") and that are part of the Company's system (the "System") for the distribution of water to its customers, and related financing costs (collectively, the "Construction Project") and pay costs of issuance; and (ii) currently refund (the "Refunding Project") the Authority's Water Facilities Revenue Refunding Bonds (Philadelphia Suburban Water Company Project) Series of 1992 (the "1992 Bonds"), which were issued to refund a like principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds (Philadelphia Suburban Water Company Project) Series A of 1980, (the "1980 Bonds"). The 1980 Bonds were issued to finance the acquisition, construction, installation and equipping of the certain facilities (the "2002B Facilities" and, together with the 2002A Facilities, the "Facilities") and pay costs of issuance of the 1980 Bonds. The 2002B Facilities include water mains, pipelines, reservoirs, wells and related equipment and facilities in various locations in Bucks, Chester, Delaware and Montgomery Counties. To finance the loan under the Financing Agreement, the Authority proposes to issue and sell $25,000,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds, (Pennsylvania Suburban Water Company Project) Series A of 2002 (the "Series A Bonds") and $3,200,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Refunding Bonds, (Pennsylvania Suburban Water Company Project) Series B of 2002 (the "Series B Bonds" and, together with the Series A Bonds, the "Bonds") to the Underwriters, who will in turn reoffer the Bonds for sale to the public.

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                  (b) The Bonds will be issued pursuant to the Pennsylvania
Economic Development Financing Law, Act of August 23, 1967, P.L. 251, as amended and supplemented (the "Act"), resolutions adopted by the Authority on October 25, 2002 and November 8, 2002 (together, the "Authority Resolution") and under a Trust Indenture dated as of December 15, 2002 (the "Trust Indenture"), between the Authority and Wachovia Bank, National Association, as trustee (the "Trustee"). The Bonds will have such terms as are set forth in Schedule I attached hereto.

                  The Series A Bonds will be payable out of payments by the Company under the Financing Agreement, including payments under its First Mortgage Bond issued with respect to the Series A Bonds in the principal amount of $25,000,000 (the "2002A First Mortgage Bond"). The Series B Bonds will be payable out of payments by the Company under the Financing Agreement, including payments under its First Mortgage Bond issued with respect to the Series B Bonds in the principal amount of $3,200,000 (the "2002B First Mortgage Bond" and together with the 2002A First Mortgage Bond, the "First Mortgage Bonds"). The First Mortgage Bonds will be issued concurrently with the Bonds pursuant to the Company's Indenture of Mortgage (the "Indenture of Mortgage") dated as of January 1, 1941, from the Company to J.P. Morgan Trust Company, National Association, as trustee (successor to The Pennsylvania Company for Insurance on Lives and Granting Annuities, The Pennsylvania Company for Banking and Trusts, The First Pennsylvania Banking and Trust Company, First Pennsylvania Bank, N.A., CoreStates Bank, N.A., Mellon Bank, N.A. and Chase Manhattan Trust Company, National Association) (the "Mortgage Trustee"), as presently amended and supplemented and as to be further supplemented by a Thirty-Seventh Supplemental Indenture of Mortgage (the "Thirty-Seventh Supplemental Mortgage," which together with the Indenture of Mortgage, as amended and supplemented, is referred to hereinafter as the "Mortgage") to be dated as of December 15, 2002. Each First Mortgage Bond will be issued in the same principal amount and will mature on the date and bear interest at the rate of the series of Bonds that it secures. All of the Authority's rights under the Financing Agreement to receive and enforce repayment of its loan to the Company and to enforce payment of the Bonds, including all of the Authority's rights to the First Mortgage Bonds, and all of the Authority's rights to moneys and securities in the Project Funds, the Revenue Funds and the Debt Service Funds (and the accounts within all such Funds applicable to the Bonds) established by the Trust Indenture, except for the Authority's rights to certain fees and reimbursements for expenses, indemnification and notice thereunder and rights relating to amendments of and notices under the Financing Agreement, will be assigned to the Trustee as security for the Bonds pursuant to the Trust Indenture.

                  (c) The Construction Project and Refunding Project (collectively, the "Project") will finance and refinance, respectfully, the acquisition, construction, installation and equipping of facilities for the furnishing of water for purposes of Section 142(a)(4) of the Internal Revenue Code of 1986, as amended (the "Code"), so that the interest on the Bonds will not be includable in gross income for federal income tax purposes under the Code and the Underwriters may offer the Bonds for sale without registration under the Securities Act of 1933, as amended (the "1933 Act") or qualification of the Trust Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

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                  (d) A Preliminary Official Statement dated December 13, 2002, including the Appendices thereto and all documents incorporated therein by reference (the "Preliminary Official Statement"), has been supplied to the parties hereto, and a final Official Statement to be dated as of the date hereof, including the Appendices thereto and all documents incorporated therein by reference, prepared for use in such offerings will be supplied to the parties hereto as soon as it is available, subject to Section 10 hereof (such final Official Statement, as it may be amended or supplemented with the consent of the Authority, the Representative and the Company, is hereinafter referred to as the "Official Statement").

         2. Purchase, Sale and Closing. On the terms and conditions herein set forth, the Underwriters will buy from the Authority, and the Authority will sell to the Underwriters, all (but not less than all) of the Bonds at a purchase price equal to $27,777,000, consisting of the aggregate principal amount of the Bonds, less an Underwriting fee of $423,000. Payment shall be made in immediately available funds to the Trustee for the account of the Authority. Closing (the "Closing") will be at the offices of Obermayer Rebmann Maxwell & Hippel LLP, bond counsel, at 10:00 a.m., Eastern Daylight Time, on December 31, 2002 or at such other date, time or place or in such other manner as may be agreed on by the parties hereto. The Bonds will be delivered as fully registered Bonds with one Bond for each maturity, each in the aggregate principal amount of Bonds for each such maturity as requested in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"), with CUSIP numbers printed thereon, and shall conform in all respects to DTC's Book-Entry Only System. Delivery of the Bonds will be made at the office of DTC in New York, New York (or such other location as is acceptable to the Representative). If the Representative so requests, the Bonds shall be made available to the Underwriters (prior to their delivery to DTC) in Philadelphia, Pennsylvania at least three full business days before the Closing for purposes of inspection.

         The Underwriters agree to make a bona fide public offering of the Bonds at the initial offering prices or yields set forth in the Official Statement; provided, however, that the Underwriters reserve the right (and the Authority and the Company hereby expressly acknowledge such right): (i) to make concessions to dealers; (ii) to effect transactions that stabilize or maintain the market price of the Bonds above that which might otherwise prevail in the open market and to discontinue at any time such stabilizing transactions; and
(iii) to change such initial offering prices, all as the Underwriters shall deem necessary in connection with the marketing of the Bonds.

         3. Authority's Representations and Warranties. The Authority makes the following representations and warranties, all of which shall survive Closing; that:

                  (a) The Authority is a body politic and corporate, duly created and existing under the Constitution and laws of the Commonwealth of Pennsylvania (the "Commonwealth"), and has, and at the date of Closing will have, full legal right, power and authority to: (i) enter into this Bond Purchase Agreement; (ii) execute and deliver the Bonds, the Trust Indenture, the Financing Agreement, this Bond Purchase Agreement and the Authority's tax certificate and the other various certificates executed by the Authority in connection therewith (collectively, with the Authority Resolution, the "Authority Financing Documents"); (iii) issue, sell and deliver the Bonds to the Underwriters as provided herein; and (iv) carry out and consummate the transactions contemplated by the Authority Financing Documents and the Official Statement to be carried out and/or consummated by it;



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                  (b) The Authority Resolution was duly adopted at two separate public meetings of the Authority at which a quorum was present and acting throughout; and the Authority Resolution is in full force and effect and has not been amended, repealed or superseded in any way.

                  (c) The sections entitled "INTRODUCTORY STATEMENT" (insofar as it relates to the Authority) and "THE AUTHORITY" contained in the Preliminary Official Statement as of its date did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (d) The sections entitled "INTRODUCTORY STATEMENT" (insofar as it relates to the Authority) and "THE AUTHORITY" contained in the Official Statement as of its date does not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (e) The Authority has complied, and will at the Closing be in compliance, in all material respects with the provisions of the Act;

                  (f) To the extent required by law, the Authority has duly authorized and approved the Preliminary Official Statement and the Official Statement; and has duly authorized and approved the execution and delivery of, and the performance by the Authority of the obligations on its part contained in, the Authority Financing Documents;

                  (g) To the best of the knowledge of the officer of the Authority executing this Bond Purchase Agreement, the Authority is not in material breach of or in default under any applicable law or administrative regulation of the Commonwealth or the United States; and the execution and delivery of the Authority Financing Documents, and compliance with the provisions of each thereof, do not and will not conflict with or constitute a breach of or default under any existing law, administrative regulation, judgment, decree, loan agreement, note, resolution, agreement or other instrument to which the Authority is a party or is otherwise subject;

                  (h) All approvals, consents and orders of any governmental authority, board, agency or commission having jurisdiction that would constitute a condition precedent to the Authority's legal ability to issue the Bonds or to the Authority's performance of its obligations hereunder and under the Authority Financing Documents have been obtained or will be obtained prior to the Closing;

                  (i) The Bonds, when issued, authenticated and delivered in accordance with the Trust Indenture and sold to the Underwriters as provided herein, will be validly issued and will be valid and binding limited obligations of the Authority enforceable against the Authority in accordance with their terms (except as an enforcement of remedies may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or legal or equitable principles affecting the enforcement of creditors' rights ("Creditors' Rights Limitations"));



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                  (j) The terms and provisions of the Authority Financing
Documents when executed and delivered by the respective parties thereto will constitute the valid, legal and binding obligations of the Authority enforceable against the Authority in accordance with their respective terms (except as enforcement of remedies may be limited by Creditors' Rights Limitations);

                  (k) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, or public board or body, pending or, to the knowledge of the Authority after due inquiry, threatened against the Authority, affecting the existence of the Authority or the titles of its officers to their respective offices or seeking to prohibit, restrain or enjoin the sale, issuance or delivery of the Bonds or of the revenues or assets of the Authority pledged or to be pledged to pay the principal of and interest on the Bonds, or the pledge thereof, or in any way contesting or affecting the validity or enforceability of the Authority Financing Documents or contesting in any way the completeness or accuracy of the Preliminary Official Statement or the Official Statement, or contesting the power or authority of the Authority with respect to the issuance of the Bonds or the execution, delivery or performance of any of the Authority Financing Documents, wherein an unfavorable decision, ruling or finding would affect in any way the validity or enforceability of any of the Authority Financing Documents;

                  (l) The net proceeds received from the Bonds and applied in accordance with the Trust Indenture and Financing Agreement shall be used in accordance with the Act as described in the Official Statement;

                  (m) The Authority has not been notified of any listing or proposed listing by the Internal Revenue Service to the effect that the Authority is a bond issuer whose arbitrage certifications may not be relied upon; and

                  (n) Any certificate signed by any of the authorized officers of the Authority and delivered to the Representative shall be deemed a representation and warranty by the Authority to the Underwriters as to the statements made therein.

         4. Company's Representations and Warranties. The Company makes the following representations and warranties, all of which will survive the Closing:

                  (a) The Company has not sustained since September 30, 2002 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and since the respective dates as of which information is given in the Official Statement, there have not been any material changes in the outstanding capital stock or the long-term debt of the Company or any material adverse change, or a development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Official Statement.

                  (b) The Company was organized, is in good standing and subsists as a corporation under the laws of the Commonwealth, with power (corporate and other) to own its properties and conduct its business as described in the Official Statement.



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                  (c) Each First Mortgage Bond has been duly authorized; and, when issued and delivered as contemplated by this Bond Purchase Agreement, will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Mortgage.

                  (d) The Original Indenture has been duly authorized, executed and delivered by the Company and the Mortgage Trustee, and the Thirty-Seventh Supplemental Mortgage has been duly authorized. When the Thirty-Seventh Supplemental Mortgage, in substantially the form approved by the Company, has been executed and delivered by the Company and the Mortgage Trustee and recorded as required by law, the Mortgage (i) will constitute a valid and legally binding instrument enforceable in accordance with its terms except as enforceability may be limited by Creditors' Rights Limitations; (ii) will constitute a direct, valid and enforceable first mortgage lien (except as enforceability of such lien may be limited by Creditors' Rights Limitations) upon all of the properties and assets of the Company (not heretofore released as provided for in the Mortgage) specifically or generally described or referred to in the Mortgage as being subject to the lien thereof, excepting permitted liens under the Mortgage and excepting property and assets that the Mortgage expressly excludes from the lien thereof; and (iii) and will create a similar lien upon all properties and assets acquired by the Company after the execution and delivery of the Thirty-Seventh Supplemental Mortgage and required to be subjected to the lien of the Mortgage pursuant thereto when so acquired, except for permitted liens under the Mortgage. The Original Indenture has been and the Thirty-Seventh Supplemental Mortgage will be duly filed, recorded or registered in each place in the Commonwealth in which such filing, recording or registration was or is required to protect and preserve the lien of the Mortgage; and all necessary approvals of regulatory authorities, commissions and other governmental bodies having jurisdiction over the Company required to subject the mortgaged properties and assets or trust estate (as defined in the Mortgage) to the lien of the Mortgage have been duly obtained.

                  (e) In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has good and marketable title to (i) all of its real property currently held in fee simple; (ii) all of its other interests in real property (other than certain rights of way, easements, occupancy rights, riparian and flowage rights, licenses, leaseholds, and real property interests of a similar nature); and (iii) all personal property owned by it. In each case such title is free and clear of all liens, encumbrances and defects except such as may be described in the Official Statement, the lien of the Mortgage, permitted liens under the Mortgage or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

                  (f) In each of the following cases except for such exceptions that are not material and do not interfere with the conduct of the business of the Company, the Company has all licenses, franchises, permits, authorizations, rights, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the properties owned or leased by it and for the operation of the business carried on by it as described in the Official Statement, and all water rights, riparian rights, easements, rights of way and other similar interests and rights described or referred to in the Mortgage necessary for the operation of the business carried on by it as described in the Official Statement. Except as otherwise set forth in the




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Official Statement, all such licenses, franchises, permits, orders, authorizations, rights, approvals and consents are in full force and effect and contain no unduly burdensome provisions; except as otherwise set forth in the Official Statement, there are no legal or governmental proceedings pending or, to its knowledge after due inquiry, threatened that would result in a material modification, suspension or revocation thereof. The Company has the legal power to exercise the rights of eminent domain for the purposes of conducting its water utility operations.

                  (g) The issue and sale of the Bonds, the issue and delivery of the First Mortgage Bonds and the compliance by the Company with all of the applicable provisions of the First Mortgage Bonds and the Mortgage and the execution, delivery and performance by the Company of the Thirty-Seventh Supplemental Mortgage, the Financing Agreement, this Bond Purchase Agreement and the Continuing Disclosure Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than the lien of the Mortgage) upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company are subject, nor will such action result in a violation of the provisions of the Articles of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property. No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body (other than those already obtained) is required for the issue and sale of the Bonds, the issue and delivery of the First Mortgage Bonds, the execution, delivery and performance by the Company of this Bond Purchase Agreement, the Financing Agreement, the Thirty-Seventh Supplemental Mortgage, the First Mortgage Bonds and the Continuing Disclosure Agreement, or the consummation by the Company of the other transactions contemplated by this Bond Purchase Agreement or the Mortgage.

                  (h) The Pennsylvania Public Utility Commission by order has duly authorized the issuance and delivery of the First Mortgage Bonds on terms not inconsistent with this Bond Purchase Agreement.

                  (i) The Company is not a holding company, a registered holding company or an affiliate of a registered holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (j) There are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject, other than as set forth in the Official Statement and other than litigation incident to the kind of business conducted by the Company, wherein an unfavorable ruling, decision or finding is likely that would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, to the best of the Company's knowledge after due diligence, no such proceedings are threatened by governmental authorities or threatened by others.



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                  (k) (i) The Project consists of either land or property of a character subject to depreciation for federal income tax purposes and will be used to furnish water that is or will be made available to members of the general public (including electric utility, industrial, agricultural, or commercial users); (ii) the rates for the furnishing or sale of the water have been established or approved by a State or political subdivision thereof, by an agency or instrumentality of the United States, or by a public service or public utility commission or other similar body of any State or political subdivision thereof; and (iii) all other information supplied by the Company to the Representative with respect to the exclusion from gross income pursuant to
Section 103 of the Code of the interest on the Bonds is correct and complete;

                  (l) The Company has not, within the immediately preceding ten
(10) years, defaulted in the payment of principal or interest on any of its bonds, notes or other securities, or any legally authorized obligation issued by it; and

                  (m) The information with respect to the Company and the Project and the descriptions of the Financing Agreement, the First Mortgage Bonds, the Mortgage and the Continuing Disclosure Agreement contained in the Preliminary Official Statement and the Official Statement (including appendices A and B thereto) do not contain an untrue statement of a material fact or omit to state a material fact necessary to make such information and descriptions, in the light of the circumstances under which they were made, not misleading.

         5. Authority's Covenants. The Authority will:

                  (a) furnish such information, execute such instruments and take such other action in cooperation with the Representative as the Representative may reasonably request to qualify the Bonds for offer and sale under the Blue Sky or other securities laws and regulations of such states and other jurisdictions in the United States of America as the Representative may designate and will assist, if necessary therefor, in the continuance of such qualifications in effect so long as required for distribution of the Bonds; provided, however, that the Authority shall in no event be required to file a general consent to suit or service of process or to qualify as a foreign corporation or as a dealer in securities in any such state or other jurisdiction;

                  (b) not, on its part, amend or supplement the Official Statement without prior notice to and the consent of the Representative and the Company and will advise the Representative and the Company promptly of the institution of any proceedings by any governmental agency or otherwise affecting the use of the Official Statement in connection with the offer and sale of the Bonds; and

                  (c) refrain from knowingly taking any action (and permitting any action with regard to which the Authority may exercise control) which would result in the loss of the exclusion from gross income for federal income tax purposes of interest on the Bonds referred to under the caption "TAX MATTERS" in the Official Statement.

         6. Company's Covenants. The Company agrees that it will:

                  (a) refrain from knowingly taking any actions (and from permitting any action; with regard to which the Company may exercise control) that would result in the loss of the exclusion from gross income for federal tax purposes of interest on the Bonds referred to under the caption "TAX MATTERS" in the Official Statement;

                  (b) indemnify and hold harmless the Authority, its members, directors, officers, agents, attorneys, and employees and the Underwriters, their officers, directors, officials, agents, attorneys, employees, and each person, if any, who controls any of the Underwriters within the meaning of
Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), from and against all losses, claims, damages, liabilities and expenses, joint or several, to which the Authority and the Underwriters, or any of them, or any of their respective members, directors, officers, agents, attorneys, and employees and each person, if any, who controls any of the Underwriters within the meaning of the 1933 Act or 1934 Act as aforedescribed may become subject, under federal laws or regulations, or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon: (i) a breach of the Company's representations included in this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact pertaining to the Project or the Company set forth in the Official Statement, the Preliminary Official Statement or any amendment either, or (iii) the willful or negligent omission of (or the alleged omission to state) a material fact in the Official Statement, in the Preliminary Official Statement, or in any amendment or supplement to either, as such fact is required to be stated therein or necessary to make the statements therein that pertain to the Company or the Project not misleading in the light of the circumstances under which they were made, or (iv) arising by virtue of the failure to register the Bonds under the 1933 Act or the failure to qualify the Indenture under the 1939 Act;

                  (c) undertake, pursuant to the Continuing Disclosure Agreement dated December 31, 2002 to be entered into between the Company and the Trustee (the "Continuing Disclosure Agreement"), to provide annual reports and notices of certain material events in accordance with Rule 15c2-12 under the 1934 Act, as amended ("Rule 15c2-12"). A description of this undertaking and the Continuing Disclosure Agreement is set forth in the Preliminary Official Statement and will also be set forth in the Final Official Statement; and

                  (d) not amend or supplement the Official Statement without prior notice to, and the consent of, the Representative, and will advise the Representative and the Authority promptly of the institution of any proceedings by any governmental agency or otherwise affecting the use of the Official Statement in connection with the offer and the sale of the Bonds.

         7. Underwriters' Covenant. By acceptance hereof the Underwriters agree to indemnify and hold harmless the Authority, its members, directors, officers, agents, attorneys, and employees and the Company, its officers, directors, agents, attorneys, and employees and each person if any, who controls the Company within the meaning of Section 15 of the 1933 Act against all or several claims, losses, damages, liabilities and expenses asserted against them, or any of them, at law or in equity, in connection with (i) the offering and sale of the Bonds on the grounds that the information under the caption "UNDERWRITING" in the Preliminary Statement or the Official Statement (or any supplement or amendment to said information) contains an untrue or allegedly untrue statement of a material fact or omits or allegedly omits to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made (it being understood that the


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

Representative furnished only the information under such "UNDERWRITING" heading), or (ii) failure on the part of any Underwriter to deliver an Official Statement to any purchaser. The Underwriters will reimburse any legal or other expenses reasonably incurred by a party, person or entity indemnifiable under this Section 7 in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have. The Underwriters shall not be liable for any settlement of, any such action effected without its consent.

         8. Notice of Indemnification; Settlement. Promptly after a party, person or entity indemnifiable under Section 6 or 7 of this Bond Purchase Agreement (an "Indemnitee") receives notice of the commencement of any action against such Indemnitee in respect of which indemnity is to be sought by the Indemnitee against the Company or an Underwriter, as the case may be (the "Indemnifying Party"), the Indemnitee will notify the Indemnifying Party in writing of such action, and the Indemnifying Party may assume the defense thereof, including the employment of counsel and the payment of all expenses; but the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to the Indemnitee otherwise than hereunder. The Indemnifying Party shall not be liable for any settlement of any such action effected without its consent, but if settled with the consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such action, the Indemnifying Party will indemnify and hold harmless the Indemnitee from and against any loss or liability by reason of such settlement or judgment. The indemnity agreements contained in this Bond Purchase Agreement (i) shall include reimbursement for expenses reasonably incurred by an Indemnitee in investigating the claim and in defending it if the Indemnifying Party declines to assume the defense and (ii) shall survive delivery of the Bonds.

         9. Equitable Contribution. If the indemnification provided for in
Section 6(b) of this Bond Purchase Agreement is unavailable to any Underwriter (or any controlling person thereof) in respect of any losses, claims, damages or liabilities referred to therein, then the Company shall, in lieu of indemnifying such Underwriter, contribute to the amount paid or payable by such Underwriter as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company and such Underwriter, respectively, from the offering of the Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company shall contribute to such amount paid or payable by such Underwriter in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and such Underwriter, respectively, in connection with the statements or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefit received by the Company or an Underwriter shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting issuance costs and expenses other than underwriting fees and commissions) received by the Company, on the one hand, bear to the total underwriting fees and commissions received by such Underwriter, on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or such Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 9. The amount paid or payable by an Underwriter as a result of the losses, claims, damages or liabilities referred to above in this
Section 9 shall be deemed to include any reasonable legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 9, an Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission.

         10. Official Statement; Public Offering.

                  (a) In order to enable the Underwriters to comply with Rule 15c2-12: (i) the Company has prepared (or caused to be prepared) the Preliminary Official Statement, which the Company and the Authority (but, in the case of the Authority, only with respect to the information therein under the headings "THE AUTHORITY" and, insofar as it relates to the Authority, "INTRODUCTORY STATEMENT") deem final and complete as of its date; (ii) the Company shall provide to the Underwriters sufficient copies of the Official Statement in sufficient time to accompany any confirmation that requires payment from any customer and in any event within seven business days after the date of this Bond Purchase Agreement; and (iii) of which the Company has or gains knowledge would render the Official Statement misleading in any material respect in the period from the date of its delivery to the Underwriters by the Company (as that phrase is defined in Rule 15c2-12) then the Company shall promptly give the Representative notice thereof. The Authority and the Company hereby authorize the use of the Preliminary Official Statement and the Official Statement by the Underwriters in connection with the offering of the Bonds.

                  (b) After the Closing, and until the Representative has informed the Authority and the Company that the Underwriters have sold all the Bonds, the Authority and the Company will not adopt or distribute any amendment of or supplement to the Official Statement, except with the prior written consent of the Representative; and if any event relating to or affecting the Authority, the Company or the Bonds shall occur, the result of which shall make it necessary, in the opinion of the Representative, to amend or supplement the Official Statement in order to make it not misleading in the light of the circumstances existing at that time, the Company shall forthwith prepare, and the Company and the Authority shall approve for distribution, a reasonable number of copies of an amendment of or supplement to the Official Statement, in form and substance reasonably satisfactory to the Representative, so that the Official Statement then will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances existing at that time, not misleading. The Authority shall cooperate with the Company in the issuance and distribution of any such amendment or supplement.

                  (c) Upon Closing, the Representative shall promptly provide a Nationally Recognized Municipal Securities Information Repository ("NRMSIR") and the Municipal Securities Rulemaking Board ("MSRB") with a copy of the Official Statement for filing in accordance with Rule 15c2-12 and to inform the Authority and the Company in writing as to (i) the date and place of such filing and (ii) the date of the end of the underwriting period.

         11. Conditions of Underwriters' and Authority's Obligations. The Underwriters' obligations to purchase and pay for the Bonds and the Authority's obligation to issue and deliver the Bonds are subject to fulfillment of the following conditions at or before Closing:

                  (a) The representations of the Authority and the Company herein shall be true in all material respects on and as of the date of the Closing and shall be confirmed by appropriate certificates at Closing;

                  (b) Neither the Authority nor the Company shall be in default in the performance of any of their respective covenants herein;

                  (c) The Representative shall have received:

                           (i) An opinion of Obermayer, Rebmann, Maxwell & Hippel, LLP, Bond Counsel, dated the date of Closing, substantially in the form attached as Exhibit A hereto, addressed to (or with reliance letters delivered in respect of) the Authority, the holders of the Bonds and the Representative;

                           (ii) An opinion of Obermayer, Rebmann, Maxwell & Hippel, LLP, Bond Counsel, dated the date of Closing, substantially in the form attached as Exhibit B hereto, addressed to the Representative;

                           (iii) An opinion of Blank Rome Comisky & McCauley LLP, counsel for the Authority, dated the date of Closing, with respect to the matters set forth in Exhibit C hereto, addressed to the Representative and in form and substance reasonably satisfactory to the Representative and Bond Counsel;

                           (iv) Opinions of Dilworth Paxson LLP, counsel to the Company, and the Company's Senior Vice President - Law and Administration, dated the date of Closing, substantially in the forms attached as Exhibit D hereto, addressed to the Representative, the Authority and Bond Counsel, in form and substance reasonably satisfactory to the Representative and to Bond Counsel;

                           (v) An opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Representative;

                           (vi) An opinion of legal counsel to the "Bond Insurer" in form and substance reasonably satisfactory to the Representative, relating to the enforceability of a municipal bond insurance policy from the Bond Insurer (the "Bond Insurance Policy") and the information concerning the Bond Insurer in the Official Statement;

                           (vii) An agreed upon procedures letter dated the date of Closing and addressed to the Representative from PricewaterhouseCoopers LLP, the Company's auditors, with respect to financial information set forth in Appendix A to the Official Statement, in form and substance reasonably satisfactory to the Representative;

                           (viii) A certificate dated the date of Closing executed by the Chairman of the Authority to the effect that:

                                    (A) the representations and warranties of
                  the Authority contained herein, to the best of the knowledge of such Chairman, are true and correct in all material respects as of the date of Closing; and

                                    (B) to the best of the knowledge of such
                  Chairman, the Authority has complied in all material respects with all agreements executed by the Authority in connection with issuance of the Bonds and satisfied in all material respects the Authority's covenants contained in Section 5 herein and all of the conditions on its part to be performed or satisfied at or prior to the Closing;

                           (ix) A certificate dated the date of Closing executed by the chief financial officer of the Company to the effect that:

                                    (A) the representations and warranties of
                  the Company in this Bond Purchase Agreement are true and correct in all material respects as of the date of Closing;

                                    (B) the Preliminary Official Statement and
                  the Official Statement, as of their respective dates, insofar as they relate to the Company, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, under the circumstances in which they were made, not misleading in any respect; and

                                    (C) no event affecting the Company has
                  occurred since the date of the Bond Purchase Agreement that is required to be disclosed in the Official Statement in order to make the statements and information therein not misleading in any material respect;

                           (x) Two executed copies of the Trust Indenture, the Financing Agreement, the Bond Purchase Agreement, the Thirty-Seventh Supplemental Mortgage and the Continuing Disclosure Agreement;

                           (xi) Two copies of the Articles of Incorporation and By-laws of the Company, as amended to the date of Closing, and of the resolutions of the Board of Directors of the Company authorizing and approving the execution and delivery of this Bond Purchase Agreement, the Financing Agreement, the First Mortgage Bonds, the Thirty-Seventh Supplemental Mortgage, the Continuing Disclosure Agreement and the incurrence of indebtedness with respect thereto and all transactions described in the Official Statement and contemplated by this Bond Purchase Agreement, all certified by its Secretary or Assistant Secretary;

                           (xii) Two copies of the Authority Resolution;

                           (xiii) A letter from PricewaterhouseCoopers LLP, dated the date of Closing and addressed to the Representative; consenting to the use of the financial statements prepared by such firm and all references to such firm contained in the Preliminary Official Statement and the Official Statement;

                           (xiv) Evidence of the issuance of the Bond Insurance Policy by the Bond Insurer, which policy shall unconditionally and irrevocably guarantee the payment when due of the principal of and interest on the Bonds;

                           (xv) Evidence satisfactory to the Representative of a rating of "AAA" assigned by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, and that such rating is in full force and effect as of the date of Closing;

                           (xvi) Evidence satisfactory to Bond Counsel and the Representative of the receipt by the Authority of a Preliminary Allocation relating to the Series A Bonds from the Pennsylvania Department of Community and Economic Development and of the registration of a Securities Certificate relating to the First Mortgage Bonds and the Bonds with the Pennsylvania Public Utility Commission; and

                           (xvii) Such additional documentation as the Representative or its counsel or Bond Counsel may reasonably request to evidence compliance with applicable law and the validity of the Bonds, the Financing Agreement, the Trust Indenture, this Bond Purchase Agreement, the Mortgage, the First Mortgage Bonds and the Continuing Disclosure Agreement, and to evidence that the interest on the Bonds is not includable in gross income under the Code and the status of the offering under the 1933 Act and the 1939 Act.

                  (d) At Closing there shall not have been any material adverse change in the financial condition of the Company or any adverse development concerning the business or assets of the Company that would result in a material adverse change in the prospective financial condition or results of operations of the Company from that described in the Official Statement, which, in the judgment of the Representative, makes it inadvisable to proceed with the sale of the Bonds; and the Representative shall have received certificates of the Company certifying that no such material adverse change has occurred or, if such a change has occurred, full information with respect thereto; and

                  (e) The Representative shall deliver at Closing a certificate in form acceptable to Bond Counsel to the effect that the Underwriters have sold to the public (excluding bond houses and brokers) a substantial amount of the Bonds at initial offering prices no higher than, or yields no lower than, those shown on the cover page of the Official Statement and that such certificate may be relied upon for purposes of determining compliance with Section 148 of the Code.

         12. Events Permitting the Underwriters to Terminate. The Underwriters may terminate their obligation to purchase the Bonds at any time before Closing if any of the following occurs:

                  (a) A legislative, executive or regulatory action or proposed action, or a court decision, which in the reasonable judgment of the Representative casts sufficient doubt on the legality of, or the exclusion from gross income for federal income tax purposes of interest on, obligations such as the Bonds so as to materially impair the marketability or materially lower the market price of the Bonds; or

                  (b) Any action by the Securities and Exchange Commission or a court that would require registration of the Bonds or the First Mortgage Bonds under the 1933 Act or qualification of the Indenture under the 1939 Act; or

                  (c) Any general suspension of trading in securities on the New York Stock Exchange or the establishment, by the New York Stock Exchange, by the Securities and Exchange Commission, by any federal or state agency, or by the decision of any court, of any limitation on prices for such trading, or any outbreak of hostilities or other national or international calamity or crisis, or any material escalation in any such hostilities, calamity or crisis, the effect of which on the financial markets of the United States of America shall be such as to materially impair the marketability or materially lower the market price of the Bonds; or

                  (d) Any event or condition occurring or arising after the date hereof, which in the reasonable judgment of the Representative renders untrue or incorrect, in any material respect as of the time to which the same purports to relate, the information contained in the Official Statement, or which requires that information not reflected in the Official Statement or Appendices thereto should be reflected therein in order to make the statements and information contained therein not misleading in any material respect as of such time; provided that the Authority, the Company and the Representative will use their best efforts to amend or supplement the Official Statement to reflect, to the reasonable satisfaction of the Representative, such changes in or additions to the information contained in the Official Statement; or

                  (e) Pending or threatened litigation affecting or arising out of the ownership of the Project or any other facilities of the Company or the issuance of the Bonds, which, in the reasonable judgment of the Representative, would materially impair the marketability or materially lower the market price of the Bonds; or

                  (f) Quantities of the Official Statement are not delivered to the Underwriters in a timely manner as required by Section 10 hereof. If the Underwriters terminate their obligation to purchase the Bonds because any of the conditions specified in Section 11 hereof or this Section 12 shall not have been fulfilled at or before the Closing, such termination shall not result in any liability on the part of the Authority, the Underwriters, or, except for the payment of such costs of issuance described in Section 13 hereof which are due and payable, the Company.

         13. Expenses. All expenses and costs of the authorization, issuance, sale and delivery of the Bonds including, without limitation, the preparation of and furnishing to the Underwriters of the Preliminary Official Statement and the Official Statement, the preparation and execution of the Bonds, the Financing Agreement, the Trust Indenture, the First Mortgage Bonds, the Thirty-Seventh Supplemental Mortgage and this Bond Purchase Agreement, the Insurance Policy premium, rating agency fees, the issuance and closing fees of the Authority, the fees and disbursements of counsel to the Authority, the fees and disbursements of Bond Counsel, the fees and disbursements of counsel to the Underwriters and the expenses incurred in connection with qualifying the Bonds for sale under the securities laws of various jurisdictions and preparing Blue Sky and legal investment memoranda, shall be paid by the Company. The Authority shall, bear no out-of-pocket expense in connection with the transactions contemplated by this Bond Purchase Agreement. The Underwriters will pay all other expenses of the Underwriters in connection with the public offering of the Bonds.

         14. Execution in Counterparts. This Bond Purchase Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Bond Purchase Agreement by signing any such counterpart.

         15. Notices and Other Actions. All notices, requests, demands and formal actions hereunder will be in writing mailed, faxed (with confirmation of receipt) or delivered by nationally recognized, next-day delivery service to:

                  The Representative:

                           The GMS Group, L.L.C.
                           1489 Baltimore Pike
                           Building 200, Suite 245
                           Springfield, Pennsylvania 19064

                           Attention: George C. Werner, III
                           Senior Vice President

                           Fax #: (215) 851-6988
                           Email: gwerner@gmsgroup.com
                                  --------------------

                  The Company:

                           Pennsylvania Suburban Water Company
                           762 Lancaster Avenue
                           Bryn Mawr, Pennsylvania 19010

                           Attention: Kathy Lee Pape, Vice President,
                           Treasurer & Rate Counsel

                           Fax #: (610) 519-0989
                           Email: papek@suburbanwater.com
                                  -----------------------

                  The Authority:

                           Delaware County Industrial Development Authority 200 East Street, Suite 205
                           Media, Pennsylvania 19063

                           Attention: J. Patrick Killian, Commerce Director

                           Fax #: (610) 566-7337
                           Email: infor@delcopa.org
                                  -----------------

         16. Governing Law. This Bond Purchase Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding those relating to choice of laws or conflict of laws, and may not be assigned by the Authority, the Company or the Representative.

         17. Successors. This Bond Purchase Agreement will inure to the benefit of and be binding upon the parties and their respective successors and, as to Sections 6, 7 and 8 hereof, the Indemnitees, and will not confer any rights upon any other person. The term "successor" shall not include any holder of any Bonds merely by virtue of such holding.

         18. Limitations on Liability. No personal recourse shall be had for any claim based on this Bond Purchase Agreement or the Bonds against any board member, officer, agent, employee, or attorney past, present or future, of the Authority or any successor body as such, either directly or through the Authority or any successor body, under any constitutional provision, statute, or rule of law or by enforcement of any assessment or penalty or otherwise. Notwithstanding any provision or obligation to the contrary in this Bond Purchase Agreement, the liability of the Authority for payments of any kind, nature or description provided for herein or in any other document executed pursuant hereto shall be limited to the revenues derived by the Authority from the Financing Agreement.

                                                                   Exhibit 10.44
                                                                  Execution Copy

         IN WITNESS WHEREOF, the Authority, the Company and the Representative have caused their duly authorized representatives to execute and deliver this Bond Purchase Agreement as of the date first written above.

                                        DELAWARE COUNTY INDUSTRIAL
                                        DEVELOPMENT AUTHORITY


                                        By:  /s/ Henry Coleman
                                             ---------------------------------
                                                 Chairman


                                        PENNSYLVANIA SUBURBAN WATER COMPANY


                                        By:  /s/  Kathy L. Pape
                                             ---------------------------------
                                                  Vice President and Treasurer


                                        THE GMS GROUP, L.L.C.


                                        By:  /s/ George C. Werner
                                             ---------------------------------
                                                 George C. Werner, III
                                                 Senior Vice President

                                   SCHEDULE I
                                   ----------

                                 Terms of Bonds
                                 --------------

Principal Amounts:               Series A Bonds: $25,000,000
                                 Series B Bonds: $3,200,000

Dated Date:                      December 31, 2002

Maturity Dates:                  Series A Bonds: September 1, 2032
                                 Series B Bonds: June 1, 2010

Interest Payment Dates:          Series A Bonds: March 1 and September 1, commencing March 1, 2003
                                 Series B Bonds: June 1 and December 1, commencing June 1, 2003

Rates of Interest:               Series A Bonds: 5.15%
                                 Series B Bonds: 3.75%

Redemption provisions:

         The Bonds are subject to redemption as follows:

         Optional Redemption. The Series A Bonds are subject to redemption prior to maturity by the Authority, at the direction of the Company, on or after September 1, 2013, as a whole or in part at any time, at a redemption price equal to one hundred percent (100%) of the principal amount thereof, plus interest accrued to the date fixed for redemption. The Series B Bonds are not subject to optional redemption at any time.

         Mandatory Sinking Fund Redemption. The Series B Bonds are subject to mandatory sinking fund redemption prior to maturity by the Authority on the dates and in the amounts set forth in the table below and at a redemption price equal to one hundred percent (100%) of the principal amount thereof, plus interest accrued to the date fixed for redemption. as a whole or in part at any time, at a redemption price equal to one hundred percent (100%) of the principal amount thereof, plus interest accrued to the date fixed for redemption.

             Redemption Date                Principal Amount
             ---------------                ----------------
             June 1, 2003                   $400,000
             June 1, 2004                   $400,000
             June 1, 2005                   $400,000
             June 1, 2006                   $400,000
             June 1, 2007                   $400,000
             June 1, 2008                   $400,000
             June 1, 2009                   $400,000
             June 1, 2010*                  $400,000


             * Maturity Date

                                    EXHIBIT A
                                    ---------


                         FORMS OF APPROVING OPINIONS OF
                     OBERMAYER REBMANN MAXWELL & HIPPEL LLP
                     (SEE APPENDIX D OF OFFICIAL STATEMENT)

                                    EXHIBIT B
                                    ---------


                         FORM OF SUPPLEMENTAL OPINION OF
                     OBERMAYER REBMANN MAXWELL & HIPPEL LLP






                                December 31, 2002


The GMS Group, L.L.C.
The Mills at Victoria
1489 Baltimore Pike
Building 200, Suite 245
Springfield, PA  19064


         RE: Delaware County Industrial Development Authority
             $25,000,000 Water Facilities Revenue Bonds
             (Pennsylvania Suburban Water Company Project), Series A of 2002 $3,200,000 Water Facilities Revenue Refunding Bonds
             (Pennsylvania Suburban Water Company Project), Series B of 2002

Ladies and Gentlemen:

         We have acted as Bond Counsel in connection with the issuance by the Delaware County Industrial Development Authority (the "Authority") of the above-referenced bonds (the "Bonds"). The Bonds are being sold by the Authority pursuant to a Bond Purchase Agreement, dated December 19, 2002 (the "Purchase Contract") among the Authority, Pennsylvania Suburban Water Company (the "Company") and The GMS Group, L.L.C., as representative (the "Representative") for itself, First American Municipals, Inc. and Janney Montgomery Scott LLC (collectively, the "Underwriters"). This opinion is being delivered to you pursuant to Section 11(c)(i) of the Purchase Contract. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Contract.

         The Bonds are being issued under the Pennsylvania Economic Development Financing Law, as supplemented and amended (the "Act"), and a Trust Indenture, dated as of December 15, 2002 (the "Indenture"), between the Authority and Wachovia Bank, National Association, as trustee (the "Trustee"), to finance certain projects for the benefit of the Company. The Authority and the Company have entered into a Financing Agreement, dated as of December 15, 2002 (the "Financing Agreement"), pursuant to which the Authority has agreed to loan the proceeds of the issuance and sale of the Bonds to the Company and the Company has agreed, among other things, to make payments to the Authority or its assigns in such amounts and at such times as shall be sufficient to enable the Authority to pay when due the principal of, premium if any, and interest on the Bonds.

         As the basis for this opinion we have examined such matters of law and such documents, certifications, instruments and records as we deemed necessary to enable us to render the opinions set forth below, including the Act, applicable provisions of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder or made applicable with respect thereto (collectively, "Code"), and original counterparts or certified copies of the Authority Resolution, the Official Statement, the Purchase Contract, certifications of certain Authority officials having responsibility for issuing the Bonds given pursuant to the Code, opinions as to various matters delivered by the Solicitor of the Authority and counsel to the Company, and the other documents, certifications, instruments and records listed in the Index of Closing Documents in respect of the Bonds.

         In rendering this opinion, we have relied on the opinions referred to above as to all matters of fact and law stated therein, and on the genuineness, truthfulness and completeness of all documentation examined as referred to above. We have assumed the conformity to original documents of all conformed copies and photocopies, the genuineness of all signatures and, except with respect to the Authority, the due authorization, execution and delivery of all documents, the authority to do so of all persons executing such documents and the enforceability thereof. We have further assumed that all certificates of public officials examined by us have been duly and properly given and remain accurate as of the date hereof.

         Based on the foregoing and the other qualifications and limitations set forth herein, we are of the opinion that:

                  1. The Bonds are not subject to the registration requirements of the Securities Act of 1933, as amended, and the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

                  2. The Bond Purchase Agreement has been duly authorized, executed and delivered by the Authority and constitutes the valid and binding obligation of the Authority enforceable in accordance with its terms, subject only to applicable bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights heretofore or hereafter enacted and to general equity principles.

                  3. The execution and delivery of the Official Statement have been authorized by the Authority.

                  4. The information and statements contained in the Official Statement under the sections captioned "INTRODUCTORY STATEMENT," "THE BONDS," "SECURITY FOR THE BONDS" and in APPENDIX C thereto (insofar as Appendix C purports to summarize provisions of the Bonds, the Trust Indenture and the Financing Agreement) are fair and accurate summaries of the provisions of the Bonds and the documents purported to be summarized therein, and matters set forth in the section captioned "TAX MATTERS" and APPENDIX D thereto accurately reflects our opinion as to such matters and the tax exempt nature of the interest on the Bonds.

         We have not verified and are not passing upon and do not assume any responsibility for the accuracy, completeness or reasonableness of the statements contained in the Official Statement, except for the determinations with respect to the sections referred to in numbered paragraph 4 above, and without having undertaken to determine independently the accuracy or completeness of the statements contained in the Official Statement, nothing has come to our attention which would lead us to believe that the Official Statement (except for financial, tabular, demographic or statistical data therein and the information contained under the headings "THE BONDS - Book-Entry Only System," "BOND INSURANCE," "ESTIMATED SOURCES AND USES OF FUNDS," "BONDHOLDERS' RISKS," and "LITIGATION" and in APPENDIX A, APPENDIX B and APPENDIX E of the Official Statement, as to which we express no view) as of its date and as of the date of Closing, contains any untrue statement of a material fact or omits to state any material fact that is required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Our opinion is specifically limited to the present internal laws of the Commonwealth of Pennsylvania and present federal law and no opinion is expressed as to the effect the law of any other jurisdiction might have upon the subject matter of the opinions expressed herein under conflict of laws principles or otherwise. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur. No opinion is expressed as to any matter not set forth in the numbered paragraphs herein. This opinion is being furnished to you solely in connection with the sale of the Bonds pursuant to the Purchase Contract and may not be relied upon by any other person or for any other purpose without our prior written consent.

         This opinion may not be distributed or disclosed to any person, firm or entity other than those represented at the Closing for the Bonds without our prior written consent.


                                                 Very truly yours,


                                         OBERMAYER REBMANN MAXWELL & HIPPEL LLP

                                    EXHIBIT C
                                    ---------

          Points to be covered in Opinion of Counsel for the Authority

   (Terms defined in Bond Purchase Agreement are used here with same meanings)

         1. The Authority is a body corporate and politic constituting an instrumentality of the Commonwealth and is duly created and existing pursuant to the Act.

         2. The Authority Resolution was duly adopted by the Authority at two public meetings held in accordance with the provisions of Section 13 of the act of July 3,1986, (P.L. 388, No. 84, as amended), known as the Pennsylvania Sunshine Act; and the Authority resolution remains in full force and effect and has not been amended, repealed or superseded in any way.

         3. The Authority has by proper action duly authorized the execution and issuance of the Bonds and the execution and delivery of the Authority Financing Documents. The Bonds have been duly and validly issued by the Authority and the Authority Financing Documents have each been duly and validly executed and delivered by the Authority and the Bonds and each of such documents are valid and binding agreements of the Authority, enforceable against the Authority in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or legal or equitable principles affecting the enforcement of creditor's rights.

         4. To the knowledge of such counsel, the execution and the issuance by the Authority of the Bonds, the execution and delivery by the Authority of the Authority Financing Documents and performance by the Authority of the Authority's obligations under the Bonds and the Authority's Financing Documents, do not conflict with or constitute on a part of the Authority a violation of, breach of or default under any existing constitutional provision or statute of the Commonwealth, or, to our knowledge without having undertaken any independent investigation, any indenture, mortgage, deed of trust, resolution, note agreement or other agreement or instrument to which the Authority is a party or by which the Authority is bound, or, to our knowledge, any order, rule or regulation of any court, governmental agency or body of the Commonwealth having jurisdiction over the Authority or any of its activities or property.

         5. To the knowledge of such counsel, there. is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against the Authority, wherein an unfavorable decision, ruling or finding would materially and adversely affect the transactions contemplated by the Bonds.

         6. The Authority has approved the distribution of the Preliminary Official Statement and the Official Statement by the Underwriters in connection with the sale of the Bonds.

         7. The information contained in the Preliminary Official Statement and the Official Statement under the headings "INTRODUCTORY STATEMENT - The Authority" and "THE AUTHORITY" has been reviewed by us and nothing has come to our attention which would lead us to believe that such information contains any untrue statement of a material fact or omits to state a material fact which is required to be stated therein or which is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

                                    EXHIBIT D
                                    ---------

               FORM OF OPINIONS OF THE COMPANY'S LEGAL COUNSEL AND
            COMPANY'S SENIOR VICE PRESIDENT - LAW AND ADMINISTRATION









Delaware County Industrial Development Authority
200 East State Street, Suite 205
Media, Pennsylvania 19063

The GMS Group, L.L.C.,
The Mills at Victoria
1489 Baltimore Pike
Building 200, Suite 245
Springfield, Pennsylvania  19064



        RE: $25,000,000 Aggregate Principal Amount of Delaware County
            Industrial Development Authority Water Facilities Revenue
            Bonds (Pennsylvania Suburban Water Company Project) Series A of 2002 and $3,200,000 Aggregate Principal Amount of Delaware County Industrial Development Authority Water Facilities Revenue Refunding Bonds (Pennsylvania Water Company Project) Series B of 2002
            --------------------------------------------------------------------


Ladies and Gentlemen:

         We have acted as counsel to Pennsylvania Suburban Water Company (the "Company") in connection with (i) the issuance by Delaware County Industrial Development Authority (the "Authority"), and the sale to The GMS Group, L.L.C. pursuant to that certain Bond Purchase Agreement dated December 19, 2002 (the "Purchase Agreement"), of $25,000,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds (Pennsylvania Suburban Water Company) Series of A of 2002 and $3,200,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Refunding Bonds (Pennsylvania Suburban Water Company) Series B of 2002 (collectively, the "2002 Authority Bonds"), and (ii) the issuance and delivery of $25,000,000 principal amount of the Company's First Mortgage Bond, 5.15% Series due 2032 (the "Series A First Mortgage Bond") and

$3,200,000 principal amount of the Company's First Mortgage Bond, 3.75% Series due 2010 (the "Series B First Mortgage Bond" and, together with the Series A First Mortgage Bond, the "First Mortgage Bonds"), issued under an Indenture of Mortgage (the "Original Mortgage") dated as of January 1, 1941, as amended and supplemented by supplemental indentures thereto, including the Thirty-Seventh Supplemental Indenture dated as of December 1, 2002 (the "Thirty-Seventh Supplemental Indenture") under which J.P. Morgan Trust Company, National Association is trustee (the "Mortgage Trustee"). The Original Mortgage as amended and supplemented is hereinafter called the "Mortgage". Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.

         We have examined and reviewed, among other things:

         (a) a copy of the Articles of Incorporation of the Company, as amended and restated and now in effect;

         (b)      a copy of the bylaws of the Company as now in effect;

         (c) resolutions of the Board of Directors of the Company authorizing the execution and delivery of the Purchase Agreement, the Financing Agreement, the Thirty-Seventh Supplemental Indenture, the First Mortgage Bond, the Continuing Disclosure Agreement and the Official Statement;

         (d)      the Purchase Agreement;

         (e) the Construction and Financing Agreement dated as of December 1, 2002 (the "Financing Agreement") between the Authority and the Company;

         (f) the Continuing Disclosure Agreement dated December 31, 2002 (the "Continuing Disclosure Agreement") between the Company and J.P. Morgan Trust Company, National Association, as trustee for the 2002 Authority Bonds (the "Trustee");

         (g) the Official Statement relating to the 2002 Authority Bonds dated December 19, 2002 (the "Official Statement");

         (h) the Securities Certificate relating to the issue and sale of the First Mortgage Bond, filed by the Company with the Pennsylvania Public Utility Commission pursuant to the provisions of Chapter 19 of the Pennsylvania Public Utility Code, and a copy of the Order of the Public Utility Commission registering such Securities Certificate, certified by the Secretary of the Pennsylvania Public Utility Commission;

         (i) a Subsistence Certificate from the Secretary of the Commonwealth with respect to the Company;

         (j) executed counterparts of the Original Mortgage and of the Thirty-Seventh Supplemental Indenture supplemental thereto and evidence satisfactory to us of the due recordation thereof in the Counties of Berks, Bradford, Bucks, Chester, Columbia, Delaware, Lawrence, Mercer, Montgomery, Northumberland, Pike, Schuylkill and Wayne, Pennsylvania;

         (k) the documents delivered to the Mortgage Trustee in connection with the authentication of the First Mortgage Bonds pursuant to the provisions of Sections 2(B) and 3 of Article IV of the Original Mortgage;

         (l) the First Mortgage Bonds delivered to the Trustee at the Closing held today;

         (m) the certificates of the Company and other documents delivered to the Mortgage Trustee at the Closing; and

         (n) a certificate of the Company and various bringdown title searches by Commonwealth Land Title Insurance Company in the Counties of Berks, Bucks, Chester, Delaware and Montgomery, Pennsylvania, by Landy & Landy of Sayre, Pennsylvania, in Bradford County, Pennsylvania, by Fruit, Dill, Goodwin and Scholl of Sharon, Pennsylvania, in the Counties of Lawrence and Mercer, Pennsylvania, by Leavens & Roberts of Shamokin, Pennsylvania in the Counties of Columbia, Northumberland and Schuylkill, Pennsylvania, and by Raymond L. Hamill of Honesdale, Pennsylvania in the Counties of Pike and Wayne, Pennsylvania, each dated as of a recent date (collectively, "Title Searches"), as to matters relating to title to real estate and the lien of the Mortgage thereon, on which certificate and searches we are relying for the purposes of this opinion; and

         (o) various certificates of officers of the Company relating to title to real property and the priority of any lien thereon.

         In rendering this opinion, we have assumed that all signatures on documents and instruments examined by us are genuine (except signatures of the Company on the Purchase Agreement, the Thirty-Seventh Supplemental Indenture, the Financing Agreement (collectively, the "Company Documents") and the Official Statement), the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as copies. We have also assumed, with your permission, that none of the signatories of the documents and instruments referred to above is an affiliate of the Company within the meaning of 66 Pa.C.S. ss.2101 (1989).

         As to questions of fact material to the opinions hereinafter expressed, we have relied solely and without investigation upon certificates of public officials, certificates of officers of the Company and the representations of the Company contained in the Company Documents (including the exhibits and schedules to such documents) and the certificates and other documents delivered pursuant thereto. To the extent that the opinions contained herein are given to the best of our knowledge, such knowledge means the actual knowledge of those attorneys within our firm who have provided substantive representation to the Company, without investigation and inquiry, and does not include matters of which such attorneys could be deemed to have constructive knowledge.

         In rendering this opinion, we have also assumed that each of the Company Documents has been duly authorized, executed and delivered by each party thereto (other than the Company) and that each of the Company Documents is binding and enforceable against each such party in accordance with its respective terms.

         Further, as to matters relating to title to real estate and the lien of the Mortgage, we have relied exclusively upon various certificates of officers of the Company and the Title Searches and we have not made, nor undertaken to make, any investigation or inquiry with respect to title to real property or the priority of any lien thereon.

         We are generally familiar with the Company's operations as a public utility within the Commonwealth of Pennsylvania (the "Commonwealth").

         Based upon the foregoing and such other examination of fact and law as we have deemed necessary for purposes of this opinion, we are of the opinion that:

         1. The Company was organized and subsists under the laws of the Commonwealth, with power (corporate and other) to own its properties and conduct its business as described in the Official Statement.

         2. The Company has the corporate power and authority to enter into and perform the Bond Purchase Agreement, the Financing Agreement, the First Mortgage Bonds, Thirty-Seventh Supplemental Indenture and the Continuing Disclosure Agreement. The execution, delivery and performance by the Company of the Financing Agreement, the Bond Purchase Agreement, the First Mortgage Bonds, Thirty-Seventh Supplemental Indenture and the Continuing Disclosure Agreement have been duly authorized by all requisite corporate action.

         3. Each First Mortgage Bond has been duly authorized, executed, authenticated, issued and delivered and each constitutes a valid and legally binding obligation of the Company entitled to the benefits provided by the Mortgage.

         4. The First Mortgage Bonds are not subject to the registration requirements of the 1933 Act.

         5. The Mortgage constitutes a direct, valid and enforceable mortgage lien (except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights) upon all of the properties and assets of the Company (not heretofore released as provided for in the Mortgage) specifically or generally described or referred to in the Mortgage as being subject to the lien thereof, except for permitted liens under the Mortgage; the Original Mortgage and the Thirty-Seventh Supplemental Mortgage have been properly recorded in the Counties of Berks, Bradford, Bucks, Chester, Columbia, Delaware, Lawrence, Mercer, Montgomery, Northumberland, Pike, Schuylkill and Wayne in the Commonwealth and such recordations are the only recordations necessary in order to establish, preserve, protect and perfect the lien of the Mortgage on all real estate and fixed property of the Company (excluding easement and other similar rights) described in the Mortgage as subject to the lien thereof.

         6. In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has good and marketable title to all of its real property currently held in fee simple; good and marketable title to all of its other interests in real property (other than to certain rights of way, easements, occupancy rights, riparian and flowage rights, licenses, leaseholds, and real property interests of a similar nature); and good and marketable title to all personal property owned by it; in each case free and clear of all liens, encumbrances and defects except such as may be described in the Official Statement, the lien of the Mortgage, permitted liens under the Mortgage or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

         7. The Company is not a holding company, a registered holding company or an affiliate of a registered holding company within the meaning of the Public Utility Company Holding Act of 1935, as amended.

         8. The Mortgage and the First Mortgage Bonds conform in all material respects as to legal matters to the descriptions thereof in the Official Statement.

         Without having undertaken to determine independently the accuracy, completeness and fairness of the statements contained in the Official Statement, nothing has come to our attention in connection with our representation of the Company in respect of the issuance of the First Mortgage Bonds which leads us to believe that the information with respect to the Company and the Capital Projects contained in the Official Statement (including Appendix A and the information incorporated therein by reference) contain any untrue statement of a material fact or omit to state a material fact which is required to be stated therein or which is necessary to make such information and descriptions, in the light of the circumstances under which they were made, not misleading in any material respect.

                  The foregoing opinions are subject to the following qualifications:

                  (i) The opinion expressed in paragraph 3 is subject to the qualifications that the enforceability of the First Mortgage Bonds is subject to
(i) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application relating to or affecting creditors' rights,
(ii) certain provisions of Pennsylvania law affecting the availability of certain remedies, and (iii) the further qualification that the availability of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (ii) Our opinions are subject to limitations imposed by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in proceedings at law or in equity).

                  (iii) We express no opinion as to the enforceability with respect to any provisions purporting to waive the effect of applicable laws and remedies and any provisions releasing any party from, or requiring indemnification for, liability for gross negligence, recklessness or willful misconduct.

                  (iv) Any requirements in any of the documents specifying that provisions of a document may only be waived in writing may not be enforced to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such document.

                  (v) We express no opinion as to the applicability to the transactions contemplated by the Company Documents of Section 548 of the Bankruptcy Code or any applicable state law relating to fraudulent transfers and obligations.

                  (vi) Other applicable local, state and federal laws, regulations and ordinances, court decisions and constitutional requirements may limit or render unenforceable certain of the rights or remedies contained in the Company Documents, but in our opinion, none of the same would materially impair the practical realization of the benefits intended to be provided by the Company pursuant to the Company Documents.

                  (vii) Our opinion is limited in all respects to the laws of the Commonwealth in effect as of the date hereof and we express no opinion as to the laws of any other jurisdiction.

                  (viii) This opinion is limited to the matters set forth herein, no opinion may be inferred or implied beyond the matters expressly stated herein, and our statements contained in the opinion portion of this letter must be read in conjunction with the assumptions, limitations, exceptions and qualifications set forth in this letter.

                  (ix) The opinions herein are expressed as of the date hereof only and not as of some future date. We undertake no responsibility to advise you of any change in law or new laws, regulations or judicial decisions in the future. Nor do we assume any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention. References to "laws," "regulations" and "judicial decisions" herein shall include only officially published laws and regulations of the Commonwealth of Pennsylvania.

         This opinion is solely for the benefit of each of you and the benefit of any subsequent holder of the First Mortgage Bonds or the 2002 Authority Bonds and may not be relied upon by any other person or for any other purpose.




                                                            Very truly yours,

The GMS Group, L.L.C.
The Mills at Victoria
1489 Baltimore Pike
Building 200,  Suite 245
Springfield, PA  19064103

Delaware County Industrial Development Authority
200 East State Street
Media, PA  19063


         RE: $25,000,000 Aggregate Principal Amount of Delaware County
             Industrial Development Authority Water Facilities Revenue Bonds (Pennsylvania Suburban Water Company Project) Series A of 2002 and $3,200,000 Aggregate Principal Amount of Delaware County Industrial Development Authority Water Facilities Revenue Refunding Bonds (Pennsylvania Water Company Project) Series B of 2002 (collectively, the "Bonds")


Ladies and Gentlemen:

         I am Senior Vice President - Law and Administration for Pennsylvania Suburban Water Company (the "Company").

         Pursuant to Section 11(c)(iii) of the Bond Purchase Agreement among the Authority, the Underwriter and the Company dated December 19, 2002 relating to the Bonds (the "Bond Purchase Agreement"), I have been asked to render an opinion to you regarding certain matters involving the Company. Capitalized terms used herein and not otherwise defined shall have the definitions as set forth in the Bond Purchase Agreement.

         In my opinion:

         (i) In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has all licenses, franchises, permits, authorizations, rights, approvals, consents and order of all governmental authorities or agencies necessary for the ownership or lease of the properties owned or leased by it and for the operation of the business carried on by it as described in the Official Statement, and all water rights, riparian rights, easements, rights of way and other similar interests and rights described or referred to in the Mortgage necessary for the operation of the business carried on by it as described in the Official Statement; except as otherwise set forth in the Official Statement, all such licenses, franchises, permits, orders, authorizations, rights, approvals and consents are in full force and effect and contain no unduly burdensome provisions; to the best of such counsel's knowledge, except as otherwise set forth in the Official Statement, there are no legal or governmental proceedings pending or, to its knowledge, threatened that would result in a material modification, suspension or revocation thereof; and the Company has the legal power to exercise the rights of eminent domain for the purposes of conducting its water utility operations.

         (ii) The issue and sale of the Bonds; the issue and delivery of the First Mortgage Bonds and the compliance by the Company with all of the applicable provisions of the First Mortgage Bonds and the Mortgage; and the execution, delivery and performance by the Company of the Thirty-Seventh Supplemental Mortgage, the Financing Agreement, the Bond Purchase Agreement and the Continuing Disclosure Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than the lien of the Mortgage) upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in a violation of the provisions of the Articles of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property. No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body not already obtained is required for the issue and delivery of the First Mortgage Bonds; the execution, delivery and performance of the Bond Purchase Agreement, the Financing Agreement, the Thirty-Seventh Supplemental Mortgage, the First Mortgage Bonds and the Continuing Disclosure Agreement; or the consummation of the other transactions contemplated by the Bond Purchase Agreement or the Mortgage.

         (iii) There are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject, other than as set forth in the Official Statement and other than litigation incident to the kind of business conducted by the Company, wherein an unfavorable ruling, decision or finding is likely that would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company.

         (iv) Each of the Indenture of Mortgage dated as of January 1, 1941 (the "Original Indenture"), between the Company and The Philadelphia Company for Insurance on Lives and Exacting Annuities (now J.P. Morgan Trust Company, National Association, as successor in interest), as trustee (the "Trustee") and the thirty-seven indentures supplemental thereto, including the Thirty-Seventh Supplemental Indenture dated as of December 1, 2002 between the Company and the Trustee (the Original Indenture as so supplemented and amended, the "Indenture") was duly authorized, executed and delivered by the Company and the Indenture constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with tits terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

         My opinion is limited in all respects to the laws of the Commonwealth of Pennsylvania in effect as of the date hereof and I express no opinion as to the laws of any other jurisdiction.

         This opinion is limited to the matters set forth herein, no opinion may be inferred or implied beyond the matters expressly stated herein, and my statements contained in the opinion portion of this letter must be read in conjunction with the limitations, exemptions and qualifications set forth in this letter.

         The information set forth herein is as of the date set forth above and the Company and I disclaim any undertaking to provide any updates or changes which thereafter may be brought to our attention.

         This opinion is solely for your benefit and may not be relied upon by any other person or for any other purpose.





                                                              Very truly yours,



                                                              Roy H. Stahl